                                                                    EXHIBIT 10.9

                                     LEASE
                                     -----

     THIS LEASE made and entered into as of the first day of April, 1980, by and between the City of Newton, Kansas, a municipal corporation, of Harvey County, Kansas (the "Landlord"), and K&E Land & Leasing, a general partnership organized under the laws of the State of Texas (the "Tenant").

                             W I T N E S S E T H:

     WHEREAS, Landlord is a municipality duly organized and existing under the laws of the State of Kansas, with full lawful power and authority to enter into this Lease by and through its governing body; and

     WHEREAS, Landlord in furtherance of the purposes and pursuant to the provisions of the laws of the State of Kansas, K.S.A. 12-1740 to 12-1749a, as amended (the "Act"), and in order to provide for the industrial development and welfare of the City and its environs and to provide employment opportunities for its citizens and to promote the economic stability of the State of Kansas, has proposed and does hereby propose that it shall:

     (a) Solely from the proceeds of the sale of the Bonds, acquire by purchase the real estate hereinafter referred to in Article I hereof (said real estate hereinafter referred to as the "Land"), and pay for the construction, purchase and installation of the improvements and related equipment described in Article IV hereof (said improvements and equipment necessary for the operation of the Facility being sometimes hereinafter referred to as the "Improvements");

     (b) Lease the Land and the Improvements (the Land and the Improvements together being hereinafter referred to as the "Facility") to Tenant for the rentals and upon the terms and conditions hereinafter set forth; and

     (c) Issue, for the purpose of defraying the foregoing costs, its Industrial Revenue Bonds, Series 1980-S, dated April 1, 1980, in the aggregate principal amount of Five Hundred Seventy-Five Thousand Dollars ($575,000) (the "Bonds") under and pursuant to and subject to the provisions of the Act and to be authorized by an ordinance passed by Landlord (the "Bond Ordinance") in substantially the form attached hereto and incorporated herein by reference; and

     WHEREAS, Tenant, pursuant to the foregoing proposals of Landlord, desires to lease the Facility from Landlord for the rentals and upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, Landlord and Tenant do hereby covenant and agree as follows:

                                   ARTICLE I
                                   ---------

     SECTION 1.1    Granting of Leasehold.  Landlord by these presents hereby
                    ---------------------
rents, leases and lets unto Tenant and Tenant hereby rents, leases and hires from Landlord, for the rentals and upon and subject to the terms and conditions hereinafter set forth, the Facility described and set forth in Schedule I attached hereto and made a part hereof for a basic term of twenty-five (25) years, commencing on the date of this Lease and ending on April 1, 2005, or until all of the Bonds and all interest thereon shall have been paid or provisions made for their payment, whichever shall first occur. Notwithstanding anything herein to the contrary, this Lease shall be effective only if, as and when the Industrial Revenue Bonds referred to herein are issued.


                                  ARTICLE II
                                  ----------

     SECTION 2.1    Basic Rent.  For the use of the Facility for and during the
                    ----------
term aforesaid, Tenant covenants and agrees to pay to the Fiscal Agent hereinafter and in the Bond Ordinance designated for the account of Landlord during the full basic term of this Lease, Basic Rent (hereinafter called "Basic Rent") payable in monthly installments commencing beginning as of April 1, 1980, and on the first day of each month thereafter to and including March 1, 2005, in the amounts set forth in Schedule II attached hereto and made a part hereof. Excess monies on deposit in the Principal and Interest Account shall be a credit against Tenant's obligation to pay rent.

     SECTION 2.2    Acquisition of Bonds.  In the event Tenant acquires any
                    --------------------
outstanding Bonds or any coupons representing interest thereon, it may present the same to the Landlord for cancellation, and upon such cancellation, or upon the redemption and payment of any of the Bonds prior to maturity, Tenant's obligation to pay Basic Rent under Section 2.1 hereof shall be reduced accordingly, but in no event shall Tenant's obligation to pay Basic Rent be reduced in such a manner that the Fiscal Agent shall not have on hand in the Principal and Interest Account funds sufficient to pay maturing principal of and interest on the Bonds as and when the same shall become due and payable in accordance with the provisions of the Bond Ordinance.

     SECTION 2.3    Additional Rent.  Within Thirty (30) days after receipt of
                    ---------------
written notice thereof, Tenant shall pay as additional rent (a) all fees, charges and expenses of the Fiscal Agent and Paying Agent hereinafter or in the Bond Ordinance designated, and (b) all Impositions (as defined in Article V), and (c) all amounts required under Article XXVIII and all other payments of whatever nature which Tenant has agreed to pay or assume under the provisions of this Lease, and (d) all expenses (including attorneys' fees) incurred by Landlord in connection with the enforcement of any rights under this Lease or the Bond Ordinance, all payments provided for by subparagraphs (a), (b), (c) and
(d) hereof, being hereinafter referred to collectively as "Additional Rent". The obligations of Section 2.1 above shall have priority over sums due pursuant to this section.

     SECTION 2.4    Rent Payable Without Abatement or Setoff.  Except as
                    ----------------------------------------
otherwise provided herein, Tenant covenants and agrees with and for the express benefit of Landlord and the holders of the Bonds that all payments of Basic Rent and Additional Rent shall be made by Tenant as the same become due, and that Tenant shall perform all of its obligations, covenants and agreements hereunder, and without abatement, deduction, setoff, counterclaim, recoupment or defense or any right of termination or cancellation arising from any circumstance whatsoever whether now existing or hereafter arising, and irrespective of whether the Improvements shall have been started or completed, or whether Landlord's title to the Facility or to any part thereof, is defective, or non-existent, and notwithstanding any damage to, loss, theft or destruction of the Facility or any part thereof, any failure of consideration or commercial frustration of purpose, the taking by eminent domain of title to or of the right of temporary use of all or any part of the Facility or legal curtailment of Tenant's use thereof, the eviction or constructive eviction of Tenant, any change in the tax or other laws of the United States of America, the State of Kansas, or any political subdivision of either thereof, any change in Landlord's legal organization or status, or any default of Landlord hereunder, and regardless of the invalidity of any action of the Landlord or any other event or condition whatsoever, and regardless of the invalidity of any portion of this Lease, and Tenant hereby waives the provisions of any statute or other law now or hereafter in effect contrary to any of its obligations, covenants or agreements under this Lease or which releases or purports to release Tenant therefrom. Nothing in this Lease shall be construed as a waiver by Tenant of any rights, remedies, actions, causes of action, privileges or claims Tenant may have against Landlord under this Lease or otherwise, but any recovery upon such rights, remedies, actions, causes of action, privileges and claims shall be had from Landlord separately, it being the intent of this Lease that the Tenant shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants under this Lease (including the obligation to pay Baic Rent and Additional Rent) for the benefit of the holders of the Bonds.

     SECTION 2.5    Prepayment of Basic Rent or Additional Rent.  Tenant may at
                    -------------------------------------------
any time prepay all or any part of the Basic Rent or Additional Rent provided for hereunder.

     SECTION 2.6    Designation of Fiscal Agent.  Landlord hereby designates
                    ---------------------------
Union National Bank of Wichita, in the City of Wichita, Kansas, as the Fiscal Agent and Paying Agent for the Bonds (herein referred to as the "Fiscal Agent"). The name of said Bank as Fiscal Agent under this Lease shall, for the purpose of this Lease, include not only said Bank, but also its successor and successors, any surviving corporation into which it may be merged, any new corporation resulting from the consolidation with any other corporation or corporations, the successor and successors of any such surviving or new corporation, and any corporation to which the fiduciary business of said Bank may at any time be transferred. The Landlord may, but only with the consent of the Tenant, for any reason remove the Fiscal Agent or any of its successors hereunder and appoint a new Fiscal Agent in its place and stead, and such new Fiscal Agent shall, when appointed, become successor to the powers, duties and obligations herein conferred on the Fiscal Agent.

          The Fiscal Agent shall establish, and shall deposit all payments of Basic Rent or other monies received with respect to the Facility in, the following trust account, the amounts to be deposited in such account to be in accordance with the provisions of the Bond Ordinance: "City of Newton, Kansas, Principal and Interest Account for Industrial Revenue Bonds, Series 1980-S, Dated April 1, 1980," (herein called the "Principal and Interest Account"). The funds deposited in said Account shall be used and applied by the Fiscal Agent in the manner and for the purposes set forth herein and in the Bond Ordinance. If, at any time, the amount in the Principal and Interest Account shall have become sufficient to pay in full the principal of (including redemption premium, if any) and interest on all outstanding Bonds, either at maturity or on earlier redemption, and all costs, expenses and premiums in connection with call, redemption and payment of all outstanding Bonds, then in that event (i) all of the Bonds then outstanding as soon as the Bonds are subject to redemption may be called for redemption by the Landlord with Tenant's consent and all moneys held in the Principal and Interest Account by the Fiscal Agent shall be used to pay the principal (including redemption premium, if any) of and all interest on the Bonds so called for redemption and all costs, expenses and premiums incurred in connection with the call, redemption and payment of said outstanding Bonds, and (ii) no further Basic Rent shall be payable hereunder during the basic term.


                                  ARTICLE III
                                  -----------

     SECTION 3.1    Disposition of Bond Proceeds; Construction Fund.  The
                    -----------------------------------------------
proceeds of the sale of the Bonds shall be paid over to the Fiscal Agent for the account of Landlord and deposited in the "Construction Fund". The Fiscal Agent shall, next, promptly pay from the proceeds of said sale of the Bonds into the Principal and Interest Account the full amount of any accrued interest and premium, if any, received upon such sale. The remainder of such proceeds shall remain in a trust account designated "City of Newton, Kansas, K&E Land & Leasing Construction Fund" (the "Construction Fund"), to be used and applied as provided in Article IV and as otherwise provided in the Bond Ordinance, except that Underwriting costs may be paid from the Construction Fund without further order or authorization.

     SECTION 3.2    Arbitrage Covenant.  The Tenant covenants and agrees that it
                    ------------------
will not make or cause to be made, any use of the proceeds of the Bonds which, if such use had been reasonably expected on the date of issuance of the Bonds, would have caused the Bonds to be arbitrage bonds within the meaning of Section 103(c) of the Internal Revenue Code of 1954, as amended. Tenant further covenants and agrees that it will comply with and will take all action reasonably required to insure that the Fiscal Agent complies with all applicable requirements of said Section 103(c) and the rules and regulations of the United States Treasury Department thereunder for so long as any of the Bonds, including interest thereon and any applicable redemption premium, remain outstanding and unpaid.

                                  ARTICLE IV
                                  ----------

     SECTION 4.1    Acquisition of Such of the Improvements As Are Completed.
                    --------------------------------------------------------
Tenant shall immediately after acquiring title to the Land convey or cause to be conveyed to Landlord by warranty deed the Land and such of the Improvements as are then completed, installed or in progress. Concurrently with the issuance of the Bonds, Tenant shall deliver to Landlord and Fiscal Agent either an owner's policy of title insurance in an amount not less than $450,000 or an attorneys' approving title opinion as to the Facility satisfactory to Landlord and containing no exceptions or requirements other than such as are approved by Landlord. Tenant shall also concurrently with such conveyance make provisions for the discharge of any liens or encumbrances incurred by it in connection with the construction, installation or development of the Facility.

     SECTION 4.2    Construction Contracts.  It is recognized by the parties
                    ----------------------
hereto that prior to the execution hereof Tenant may have entered into a contract or contracts for the construction of certain of the Improvements. Prior to the execution hereof, work may have been performed pursuant to said contracts and otherwise, and Landlord's acquisition referred to in Section 4.1 hereof shall be subject to said contracts. After the execution hereof, Tenant shall cause the construction contemplated thereunder to be carried out in accordance with the terms of same. It is further recognized by the parties hereto that after Use execution hereof it may be necessary to contract for the construction of certain of the Improvements from Bond proceeds. It is agreed that Landlord shall construct or cause to be constructed such of said Improvements and may award or cause to be awarded or permit Tenant to award the necessary contracts therefor, all subject to the written approval of Tenant. Said contracts shall incorporate plans and specifications prepared by or at the direction of Tenant. Landlord covenants to fully enforce each and all of the terms and provisions of such of said contracts as it may enter into. All of said contracts, relating to the construction of the Improvements and the completion of the Facility, whether entered into by Landlord or Tenant, are hereinafter sometimes referred to as the "Construction Contracts".

     SECTION 4.3    Insurance During Construction.  It is agreed that either (l)
                    -----------------------------
the Construction Contracts shall provide that at all times after the execution hereof the contractors shall maintain or (2) the Tenant shall at all times after the execution hereof maintain in full force and effect the following policies of insurance:

          (a) General accident and public liability insurance (including coverage for all losses whatsoever arising from the ownership, maintenance, or use of any automobile, truck or other vehicle) under which Landlord and the Fiscal Agent shall be named an insured, in an amount not less than $100,000.00 for personal injuries (including death) to any one person, not less than $300,000.00 for personal injuries (including death) in any one accident and not less than $100,000.00 for property damage;

          (b)  Worker's compensation insurance; and

          (c) Builder's Risk-Completed Value Form insurance insuring the Facility against fire, lightning and all other risks covered by the broadest form extended coverage endorsement then and from time to time thereafter in use in the State of Kansas to the full insurable value of the Facility (as the term is defined in Article VI) and that premiums therefor be prepaid in full prior to the commencement of construction under the Construction Contracts. Such policy or policies of insurance shall name the Landlord, Tenant and the Fiscal Agent as insured, as their respective interests may appear, and all payments received under such policy or policies by Landlord or Tenant shall be paid over to the Fiscal Agent and be deposited in the Construction Fund.

     Copies or certificates of such policies shall be delivered to Landlord, Tenant and Fiscal Agent. The Construction Contracts shall also require the contractors thereunder to deliver to

Landlord performance bonds and labor and material payment bonds which shall name Fiscal Agent as a dual obligee and a statutory bond, with respect to the Construction Contracts and in the full amount of the Construction Contracts, made by the contractors thereunder as the principal and a surety company, or companies, qualified to do business in Kansas, as surety; such bonds shall be in such form as is approved in writing by Landlord, and all payments received by Landlord or Tenant under such bonds shall become a part of and be deposited in the Construction Fund. Any and all amounts received by the Landlord and/or Tenant from any of the contractors or other suppliers by way of breach of contract, refunds or adjustments shall become a part of and be deposited in the Construction Fund.

     SECTION 4.4    Payment for Construction.  Landlord hereby agrees to
                    ------------------------
promptly pay for the construction of the Improvements aforesaid, but solely from the Construction Fund, and hereby authorizes and directs the Fiscal Agent to pay for same, but solely from the Construction Fund, from time to time, upon receipt by the Fiscal Agent of a certificate executed by the Project Manager designated in Section 4.6 hereof:

          (a) Requesting payment of a specified amount of such funds and directing to whom such amount shall be paid;

          (b) Stating that the amount requested either has been advanced by Tenant, or is justly due to contractors, subcontractors, suppliers, vendors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated) who have performed necessary and appropriate work or furnished necessary and appropriate materials, machinery or equipment in the construction, purchase and installation of the Improvements and giving a brief description of such work and materials, machinery or equipment and the several amounts so paid or due to each of said persons in respect thereof and stating that the fair value of such work and materials, machinery or equipment is not exceeded by the amount requested to be withdrawn;

          (c) Stating that, except for the amounts if any stated in said certificate pursuant to the foregoing subparagraph (b), there are no outstanding indebtednesses which are then due and payable for labor, wages, materials, supplies or services in connection with the construction of said improvements which if unpaid, might become the basis of a vendors', mechanics', laborers' or materialmen's statutory or other similar lien upon the Facility or ally part thereof;

          (d) Stating that no part of the several amounts paid or due, as stated in said certificate pursuant to sub-paragraph (b) of this paragraph, has been or is being made the basis for the withdrawal of any monies in any previous or then pending application pursuant to this paragraph.

          The sole obligation of Landlord under this paragraph shall be to cause the Fiscal Agent to make such disbursements upon receipt of such certificates. The Fiscal Agent may rely fully on any such directions and shall not be required to make any investigation in connection therewith.

     SECTION 4.5    Machinery and Equipment.  The parties agree that certain
                    -----------------------
machinery and equipment and property will be necessary in the construction and completion of the Facility and Landlord hereby agrees to purchase, but solely from the Construction Fund, and hereby authorizes and directs the Fiscal Agent to pay for, but solely from the Construction Fund, such items of machinery and equipment and property as the Project Manager shall from time to time specify in a certificate delivered to the Fiscal Agent. Said certificate shall contain a reasonably complete description of all such items of machinery and equipment and property, shall specify the cost thereof, shall state that the machinery, equipment and/or property described therein has been ordered and will be installed, and shall specify to whom payment shall be made. The sole obligation of Landlord under this paragraph shall be to cause the Fiscal Agent to make such disbursements upon receipt of said certificate. The Fiscal Agent may rely fully on any such certificate and shall not be required to make any investigation in connection therewith. All machinery, equipment and/or property acquired, in whole or in part, with funds from the Construction Fund pursuant to this Section 4.5 shall be and become a part of the Facility.

     SECTION 4.6    Project Manager.  Landlord hereby designates and appoints
                    ---------------
Jerry E. Kimmel, as Project Manager, and Billy T. Everett, as Alternate Project Manager. During the absence or in the event of the resignation or inability to act of the Project Manager, the person designated above as the Alternate Project Manager shall be Project Manager. Landlord may, and upon the written request of Tenant shall, remove any person acting as Project Manager at any time and designate another person to act as Project Manager, provided that any other person designated to act as Project Manager shall also be approved in writing by Tenant. Landlord hereby constitutes the Project Manager as its duly authorized agent to perform and exercise all authorities, discretions and elections of Landlord under the Constriction Contracts, including the making of changes, amendments and additions therein and thereto to supervise the construction of the Improvements, and the completion of the Facility; and to direct the Fiscal Agent to make disbursements from the Construction Fund as herein provided; however, major changes, amendments and additions in or to said Construction Contracts shall also require Landlord's prior written approval, which will not be unreasonably withheld. It is expressly agreed and understood between the parties hereto that nothing contained in this Lease shall obligate Landlord to purchase or pay for or become obligated for the construction of the Improvements or completion of the Facility, and that the Project Manager shall have no authority to obligate Landlord to purchase or pay for, anything whatsoever out of funds other than those in the Construction Fund. The Fiscal Agent may rely fully on any such direction of the Project Manager and shall not be required to make any investigation in connection therewith.

     SECTION 4.7    Construction Cost.  The term "Construction Cost" shall be
                    -----------------
construed to include (i) all costs and expenses necessary or incident to the acquisition of the Land and such of the Improvements as are constructed, installed or in progress at the date of such acquisition; (ii) all costs and expenses of every nature incurred in constructing, purchasing and/or installing the Improvements and completing the Facility, including the machinery and equipment constituting a part of same and referred to in Section 4.5 hereof, including interest paid or to be paid by Tenant during construction; (iii) any and all expenses incurred by Landlord, Tenant or Subtenant, including those prior to the sale of the Bonds, for planning, development and design, and all expenses for architects' and engineering fees, the fees and expenses of Tenant's employees and consultants, surveys, accountants and attorneys' fees, and other items necessary to the commencement of construction, including advances to contractors and others by Tenant; (iv) all other expenses necessary or incident to the construction and completion of the Facility; and (v) any and all expenses of whatever nature (other than expenses related to violations of securities law and regulations) incurred in connection with the issuance and sale of the Bonds, including but not limited to underwriting expenses. Landlord hereby agrees to pay for, but solely from the Construction Fund, arid hereby authorizes and directs the Fiscal Agent to pay for, but solely from the Construction Fund, all Construction Costs, upon receipt by the Fiscal Agent of a certificate of the Project Manager, requesting a specified sum of money, and describing in reasonable detail the Construction Cost which forms the basis for said request. The Fiscal Agent may rely fully on any such direction and shall not be required to make any investigation in connection therewith.

     SECTION 4.8    Completion of Facility.  Tenant agrees that the Facility is
                    ----------------------
necessary or useful in its development. Landlord and Tenant each covenant and agree to proceed diligently to complete the Facility.

     SECTION 4.9    Deficiency of Construction Fund.  If the Construction Fund
                    -------------------------------
shall be insufficient to pay fully all Construction Costs and to complete fully the Facility lien free, Tenant covenants to pay, in cash or otherwise, on terms acceptable to creditors, the full amount of any such deficiency by making payments; directly to the contractors and to the suppliers of materials, machinery, equipment, property and services as the same shall become due and Tenant shall save Landlord whole and harmless from any obligation to pay such deficiency.

     SECTION 4.10   Surplus in Construction Fund.  Any amount remaining in the
                    ----------------------------
Construction Fund after the Project Manager shall certify that the Facility has been fully completed and paid for, lien free, shall be transferred by the Fiscal Agent into the Principal and Interest Account.

     SECTION 4.11   Right of Entry by Landlord.  The duly authorized agents of
                    --------------------------
Landlord shall have the right at any reasonable time prior to the completion of the Facility to enter upon the same or any parts thereof, for the purpose of inspecting and supervising the acquisition and construction thereof.

     SECTION 4.12   Machinery and Equipment and Property Purchased by Tenant.
                    --------------------------------------------------------
Any item of machinery, equipment and/or property the entire purchase price of which is paid for by Tenant or Subtenant with Tenant's or Subtenant's own funds, and no part of the purchase price of which is paid for from funds deposited pursuant to the terms of this Lease in the Construction Fund shall be the property of Tenant, and shall not be included within the term "Improvements" as used in this Lease. Such machinery, equipment and/or property may be removed by Tenant, whether before or at the expiration of this Lease or any extension thereof.

     SECTION 4.13   Facility Property of Landlord.  Except as otherwise provided
                    -----------------------------
herein, all buildings, improvements and work constituting a part of the Facility, all work and materials on the Facility as such work progresses, and the Facility as fully completed, anything under this Lease which becomes, is deemed to be, or constitutes a part of the Facility, and the Facility as repaired, rebuilt, rearranged, restored or replaced by Tenant or Subtenant under the provisions of this Lease, except as otherwise specifically provided herein, shall immediately when erected or installed become the absolute property of Landlord.

     SECTION 4.14   Kansas Retailers' Sales Tax.
                    ---------------------------

          (a) The parties have entered into this Lease in contemplation that, under the existing provisions of K.S.A. 79-3606 (d) and other applicable laws, sales of tangible personal property or services purchased in connection with construction of the Facility are entitled to exemption from the tax imposed by the Kansas Retailers' Sales Tax Act. The parties agree that Landlord shall, with Tenant's assistance, promptly obtain from the State of Kansas and furnish to the contractors and suppliers an exemption certificate for the construction of the Facility.

          (b) The parties further acknowledge that, under the existing provisions of K.S.A. 79-3603(h), a tax may be levied at the rate of three percent (3%) upon the gross receipts derived by Landlord from renting or leasing personal property, if any, purchased from the proceeds of the Bonds. The Tenant agrees to pay, as Additional Rent hereunder, the full amount of any such tax as hereinafter determined. Such payments, if required, shall be made at the same time as the installments of Basic Rent provided for hereby, and shall be made direct to Landlord, or in such other manner as Landlord may from time to time direct in writing. It shall be the duty of the Landlord to promptly file any returns and remit any such taxes to the State, or to make suitable provision therefor, in accordance with applicable laws, rulings and regulations. The Landlord's taxable gross receipts shall be determined by multiplying that portion of each installment of Basic Rent which represents payment of principal of the Bonds by a fraction in which the total proceeds of the Bonds is the denominator, and the amount expended from Bond proceeds for acquisition of personal property is the numerator, which amount shall be determined by the Project Manager and set forth in a certificate delivered to Landlord, Tenant and Fiscal Agent immediately following completion of construction of the Facility, is the numerator. The amount of each installment of tax due shall be determined by multiplying Landlord's taxable gross receipts determined in accordance with the preceding sentence (unless a different determination has been made in a judicial or administrative proceeding as hereinafter provided), by three percent (3%) or such other tax rate percentage as may from time to time be imposed by applicable law. Notwithstanding the foregoing provisions, if it shall be determined in any judicial or administrative proceeding that Landlord's taxable gross receipts are' in an amount other than the amount determined by applying the foregoing provisions, Tenant shall be obligated to pay and hereby agrees to pay the full amount of such tax, based upon such judicially or administratively determined gross receipts, it being the intent of this provision that Tenant shall pay in full the amount of any such tax, but no more than such amount, which Landlord is obligated to collect under present or any future Kansas law.


                                   ARTICLE V
                                   ---------

     SECTION 5.1    Impositions.  Tenant shall, during the life of this Lease,
                    -----------
bear, pay and discharge, before the delinquency thereof, all taxes and assessments, general and special, if any, which may be lawfully taxed, charged, levied, assessed or imposed upon or against or be payable for or in respect of the Facility or any part thereof, or any improvements at any time thereon or Tenant's interest therein, including any new lawful taxes and assessments not of the kind enumerated above to the extent that the same are lawfully made, levied or assessed in lieu of or in addition to taxes or assessments now customarily levied against real property, and further including all water and sewer charges, assessments and other governmental charges and impositions whatsoever, foreseen or unforeseen, which if not paid when due would encumber Landlord's title to the Facility (all of the foregoing being herein referred to as "Impositions"). All Impositions prior to the date of this Lease shall be paid in full by Tenant, and in the event any special assessment taxes are lawfully levied and assessed which may be paid in installments, Tenant shall be required to pay only such installments thereof as become due and payable during the life of this Lease as and when the same become due and payable. Landlord covenants that without Tenant's written consent it will not, unless required by law, take any action which may reasonably be construed as tending to cause or induce the levying or assessment of any Imposition (other than special assessments levied on account of special benefits) which Tenant would be required to pay under this Article and that should any such levy or assessment be threatened or occur Landlord shall, at Tenant's request, fully cooperate with Tenant in all reasonable ways to prevent any such levy or assessment.

     SECTION 5.2    Receipted Statements.  Within Thirty (30) days after the
                    --------------------
last day for payment, without penalty or interest, of an Imposition which Tenant is required to bear, pay and discharge pursuant to the terms hereof, Tenant shall deliver to Landlord a photostatic copy of the statement issued there for duly receipted to show the payment thereof.

     SECTION 5.3    Landlord May Not Sell.  Landlord covenants that, without
                    ---------------------
Tenant's written consent, it will not, unless required by law, sell or otherwise part with its fee or other ownership interest in the Facility at any time during the life of this Lease. If Landlord is required by law to sell the Facility at a price in excess of the amount necessary to pay the principal of, interest and redemption premium, if any, on the Bonds, then Tenant shall receive such excess monies.

     SECTION 5.4    Contest of Impositions.  Tenant shall have the right, in its
                    ----------------------
own or Landlord's name or both, to contest the validity or amount of any Imposition which Tenant is required to bear, pay and discharge pursuant to the terms of this Article by appropriate legal proceedings instituted at least

Ten (10) days before the Imposition complained of becomes delinquent if, and provided, Tenant, before instituting any such contest, gives Landlord written notice of its intention so to do and, if requested in writing by Landlord, deposits with Landlord a bond in favor of Landlord with a surety company acceptable to Landlord as surety, or cash, in a sum of at least the amount of the Imposition so contested conditioned upon the payment if so adjudged, of the contested Imposition, together with all interest and penalties accruing thereon and costs of suit, and if Tenant diligently prosecutes any such contest, at all times effectively stays or prevents any official or judicial sale therefor, under execution or otherwise, and promptly pays any final judgment enforcing the Imposition so contested and thereafter promptly procures record release or satisfaction thereof. Tenant shall hold Landlord whole and harmless from any costs and expenses Landlord may incur related to any such contest.

     SECTION 5.5    Ad valorem Taxes.  The parties acknowledge that under the
                    ----------------
existing provisions of K.S.A. 79-201(a), the property constructed or purchased with the proceeds of the Bonds is entitled to exemption from ad valorem taxation for a period of ten (10) calendar years after the calendar year in which the Bonds are issued, provided proper application is made therefore. Landlord covenants that it will not voluntarily take any action which may reasonably be construed as tending to cause or induce levy or assessment of ad valorem taxes on the Facility so long as any of the Bonds be outstanding and unpaid or for said ten (10) year period, whichever shall be the shorter time, and should any such levy or assessment be threatened or occur, Landlord shall, at Tenant's request, fully cooperate with Tenant in all reasonable ways to prevent any such levy or assessment.

                                  ARTICLE VI
                                  ----------

     SECTION 6.1    Insurance.  Tenant shall and covenants and agrees that:
                    ---------

          (a) It will, prior to or simultaneously with the expiration of the insurance provided under the Construction Contracts and throughout the life of this Lease, at its sole cost and expense, keep the Improvements constantly insured against loss or damage by fire, lightning and all other risks covered by the broadest form extended coverage insurance endorsement then in use in the State of Kansas in an amount equal to the full insurable value thereof in such insurance company or companies authorized to do business in the State of Kansas as it may select. The term "full insurable value" shall mean the full actual replacement cost of the Improvements less physical depreciation and such shall be determined from time to time at the request of Landlord, Tenant or the Fiscal Agent (but not more frequently than once in every Twenty-Four (24) months) by an architect, appraiser, appraisal company or one of the insurers, to be selected, subject to Landlord's written approval, and paid by Tenant. At or prior to the termination of the insurance provided under the Construction Contracts, and thereafter not less than Thirty (30) days prior to the expiration dates of the expiring policies, originals or certificates or acceptable binders of the policies provided for in this Article, each bearing notations evidencing payment &f the premiums or other evidence of such payment satisfactory to Landlord, shall be delivered by Tenant to the Landlord and, until the Bonds and interest thereon are fully paid, to the Fiscal Agent. All policies of such insurance and all renewals thereof shall name Landlord, Tenant and, until the Bonds and interest thereon are fully paid, the Fiscal Agent hereunder as insureds as their respective interests may appear, shall contain a provision that such insurance may not be cancelled or amended by the issuer thereof without at least Ten (10) days' written notice to Landlord, Tenant and Fiscal Agent, and until the Bonds and all the interest thereon have been fully paid shall be payable to the Fiscal Agent as Insurance Trustee hereunder. Landlord and Tenant hereby agree that each will do anything necessary, be it the endorsement of checks or otherwise, to cause any such payment to be made to the Insurance Trustee, as long as such payment is required by this Lease to be made to the Insurance Trustee. The proceeds of such insurance shall be held and used pursuant to
Article XXII of this Lease. Any charges made by the Insurance Trustee for its services as Insurance Trustee shall be paid by Tenant. The sole obligation of the Insurance Trustee shall be to make disbursements from the insurance proceeds in accordance with the provisions of Article XXII hereof. The cost of such insurance shall be paid in the manner provided.

          (b) It will prior to or concurrently with the issuance of the Bonds obtain general accident and comprehensive general liability insurance in an amount not less than $1,000,000 per occurrence and $1,000,000 aggregate, and automobile liability and property damage insurance in an amount not less than $500,000 for each person, $1,000,000 for each occurrence and $100,000 for property damage. Landlord and Fiscal Agent shall be named as an insured under said policies, and such policies shall properly protect and indemnify Landlord and Fiscal Agent in amounts not less than aforesaid. The policies of said insurance shall contain a provision that such insurance may not be cancelled by the issuer thereof without at least Thirty (30) days' advance written notice to Landlord, Tenant and Fiscal Agent. Such policies or copies or certificates thereof shall be furnished to Landlord and, until the Bonds and interest thereon are fully paid, to the Fiscal Agent.

          (c) Each policy of insurance hereinabove referred to shall be issued by a nationally recognized responsible insurance company qualified under the laws of the State of Kansas to assume the risks covered therein.

          (d) The initial premium on the policies of insurance herein provided for a period of not less than one year shall be paid by Tenant prior to or concurrently with the issuance of the Bonds, or at such later date as; such policies of insurance may be required to be in force under the terms of this
Article VI, and evidence of such payment shall be filed with the Fiscal Agent at or before the time the Bonds are issued. Thereafter, the requirements of subparagraph (a) of this Section 6.1 respecting delivery of originals or certificates or acceptable binders of the policies required hereunder not less than Thirty (30) days prior to the expiration of expiring policies shall be complied with respecting all policies carried pursuant to this Section 6.1.

          (e) Each policy of insurance hereinabove referred to may be subject to a reasonable deductible in an amount approved by the Fiscal Agent.

          (f) Anything in this Lease to the contrary notwithstanding, Tenant shall be liable to Landlord pursuant to the provisions of this Lease or otherwise, as to any loss or damage which may have been occasioned by the negligence of Tenant, its agents or employees.


                                  ARTICLE VII
                                  -----------

     SECTION 7.1    Use of Facility.  Subject to the provisions of this Article,
                    ---------------
Tenant shall have the right to use the Facility for any and all purposes allowed by law and contemplated by the Constitution of Kansas and the Act. Tenant shall comply with all statutes, laws, ordinances, orders, judgments, decrees, regulations, directions and requirements of all federal, state, local and other governments or governmental authorities, now or hereafter applicable to the Facility or to any adjoining public ways, as to the manner of use or the condition of same or of adjoining public ways. Tenant shall comply with the mandatory requirements, rules (Pounds)ind regulations of all insurers under the policies required to be carried under the provisions of Article VI.

                                 ARTICLE VIII
                                 ------------

     SECTION 8.1    Sublease by Tenant.  Tenant may sublease the Facility, or
                    ------------------
any part thereof, with the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold. In the event of such subleasing, Tenant shall remain fully liable for the performance of its duties and obligations hereunder, and no such subleasing and no dealings or transactions between Landlord or the Fiscal Agent and any such subtenant shall relieve Tenant of any of its duties and obligations hereunder. It is specifically contemplated that the Tenant will sublease the Facility to Kevco, Inc. pursuant to a Sublease and Lease Guarantee dated April 1, 1980, substantially in the form attached hereto, to which Sublease Landlord hereby consents. It is agreed and understood that Subtenant shall have all rights, benefits and privileges granted to Tenant hereunder, except as otherwise provided herein or in the Sublease.

     SECTION 8.2    Assignment by Tenant.  Tenant may assign its interest in
                    --------------------
this Lease with the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold In the event of any such assignment, Tenant shall remain fully liable for the performance of its duties and obligations hereunder, except to the extent hereinafter provided, and no such assignment and no dealings or transactions between Landlord or the Fiscal Agent and any such assignee shall relieve Tenant of any of its duties and obligations hereunder, except as may be otherwise provided in Section 8.3 hereof.

     SECTION 8.3    Release of Tenant.  If, in connection with an assignment by
                    -----------------
Tenant of its interests in this Lease, (1) the Landlord and the holders of Ninety percent (90%) in aggregate principal amount of the outstanding Bonds (including any additional bonds issued under the provisions of the Bond Ordinance) shall file with the Fiscal Agent and the original underwriter their prior written consent to such assignment, and (2) the proposed assignee shall expressly assume and agree to perform all of the obligations of Tenant under this Lease; then and in such event the Tenant shall be fully released from all obligations accruing hereunder after the date of such assignment and in connection therewith, Landlord will execute a Release in form and substance satisfactory to Tenant.

     SECTION 8.4    Release in Connection With Sale or Disposition.
                    ----------------------------------------------
Notwithstanding the provisions of Section 8.2 and Section 8.3, if Tenant shall assign its interests in this Lease as part of a transaction involving the sale, lease or other disposition of all or substantially all of the property of Tenant as an entirety to another person, association, corporation or other entity, and
(1) the Landlord shall file with the Fiscal Agent its prior written consent to such assignment, (2) the proposed assignee shall expressly assume and agree to perform all of the obligations of Tenant under this Lease and the Guaranty Agreement with regard to the Bonds, and (3) Tenant shall furnish the Fiscal Agent and Landlord with evidence in the form of financial statements certified by an independent certified public accountant of recognized standing establishing that the net worth of such proposed assignee immediately following such assignment will be at least equal to the net worth of Tenant as shown by the last previous financial statement of Tenant; then and in such event the Tenant shall be fully released from all obligations accruing hereunder after the date of such assignment and in connection therewith, Landlord will execute a Release in form and substance satisfactory to Tenant.

     SECTION 8.5    Covenant Against Other Assignments.  Tenant will not assign
                    ----------------------------------
or in any manner transfer its interests under this Lease, nor will it suffer or permit any assignment thereof by operation of law, except in accordance with the limitations, conditions and requirements herein set forth.

                                  ARTICLE IX
                                  ----------

     SECTION 9.1    Repairs and Maintenance.  Tenant covenants and agrees that
                    -----------------------
it will, during the life of this Lease, keep and maintain the Facility and all parts thereof in good condition and repair, ordinary wear and tear excepted, including but not limited to the furnishing of all parts, mechanisms and devices required to keep the machinery and equipment and property constituting a part of the Facility in good mechanical and working order, and that during said period of time it will keep the Facility and all parts thereof free from filth, nuisance or conditions unreasonably increasing the danger of fire.

     SECTION 9.2    Removal, Disposition and Substitution of Machinery and
                    ------------------------------------------------------
Equipment.  Tenant shall have the right, provided Tenant is not at such time in
- ---------
default in the payment of Basic Rent and Additional Rent, to remove and sell or otherwise dispose of any machinery and equipment or other property which constitutes a part of the Facility and which are no longer used by the Tenant or, in the opinion of Tenant or Subtenant, are no longer useful to Tenant or Subtenant in its operations (whether by reason of changed processes, changed techniques, obsolescence, depreciation or otherwise), subject, however, but with respect only to such items of machinery and equipment or other property that originally cost $5,000 or more as to each such item, to the following:

          (a) Prior to any such removal, Tenant shall deliver to the Fiscal Agent a certificate signed by an authorized representative of Tenant (i) containing a complete description, including the make, model and serial numbers, if any, of any machinery and equipment or other property constituting a part of the Facility which it proposes to remove, (ii) stating the reason for such removal, (iii) stating what disposition, if any, of the machinery and equipment is to be made by Tenant after such removal and the names of the party or parties to whom such disposition is to be made and the consideration to be received by Tenant therefor, if any, and (iv) setting forth the fair market value of such machinery and equipment; provided, however, that in no event shall the fair market value of such machinery and equipment be less than the consideration to be received by Tenant upon the disposition thereof.

          (b) Prior to any such removal, Tenant shall pay the fair market value of such machinery and equipment as set forth in said certificate to the Fiscal Agent and the Fiscal Agent shall deposit such amount in the Principal and Interest Account. Upon such removal, all such machinery, equipment or other property shall become the unencumbered property of Tenant.

          (c) Tenant may remove any machinery, equipment or other property constituting a part of the Facility without first complying with the provisions of subparagraph (b) above; provided, however, that Tenant shall promptly replace any such machinery and equipment so removed with machinery, equipment or other property of the same or a different kind but which are capable of performing the same function, efficiently, as the machinery, equipment or other property so removed, and the machinery, equipment or other property so acquired by Tenant to replace such machinery, equipment or other property shall be deemed a part of the Facility. Within Thirty (30) days after any such replacement by Tenant, Tenant shall deliver to the Fiscal Agent a certificate signed by an officer of Tenant setting forth a complete description, including make, model and serial numbers, if any, of the machinery, equipment or other property which Tenant or Subtenant has acquired to replace the machinery, equipment or other property so removed by Tenant, the cost thereof and that said machinery, equipment or other property have been installed. All machinery, equipment or other property constituting a part of the Facility and removed by Tenant pursuant to this subparagraph shall become the absolute property of Tenant and may be sold or otherwise disposed of by Tenant without accounting to the Landlord with respect thereto.

          In all cases, Tenant shall pay all the costs and expenses of any such removal and shall immediately repair at its expense all damage caused thereby. Tenant's rights under this Article to remove machinery, equipment or other property constituting a part of the Facility is intended only to permit Tenant to maintain an efficient operation by the removal of such machinery, equipment or other property no longer suitable to Tenant's use for any of the reasons set forth in this paragraph and such right is not to be construed to permit a removal under any other circumstances and specifically is not to be construed to permit Tenant to make a wholesale removal of such machinery and equipment. The Fiscal Agent may rely fully on any such directions and shall not be required to make any investigation in connection therewith.

                                   ARTICLE X
                                   ---------

     SECTION 10.1   Alteration of Facility.  Tenant shall have and is hereby
                    ----------------------
given the right, at its sole cost and expense, to make such additions, changes and alterations in and to any part of the Facility as Tenant from time to time may deem necessary or advisable; provided, however, Tenant shall not make any major addition, change or alteration which will adversely affect the intended use or structural strength of any part of the Facility. All additions, changes and alterations made by Tenant pursuant to the authority of this Article shall
(a) be made in a workmanlike manner and in strict compliance with all laws and ordinances applicable thereto, (b) when commenced, be prosecuted to completion with due diligence, and (c) when completed, shall be deemed a part of the Facility; provided, however, that additions of machinery, equipment and/or property by Tenant, not purchased or acquired from funds deposited with the Fiscal Agent or Insurance Trustee hereunder and not constituting a part of the Facility shall remain the property of Tenant and may be removed by Tenant prior to the termination of this Lease, but, in all cases, Tenant shall pay all the costs and expenses of any such removal and shall immediately repair at its expense all damage caused thereby; provided further, however, that all such additional machinery, equipment and/or property which remain on the Facility after the termination of this Lease for a period of 90 days for any cause other than the purchase of the Facility pursuant to Article XVII hereof shall, upon and in the event of such termination, become the separate and absolute property of Landlord.

                                  ARTICLE XI
                                  ----------

     SECTION 11.1   Additional Improvements.  Tenant shall have and is hereby
                    -----------------------
given the right, at its sole cost and expense, to construct on the Land or within areas occupied by the Facility, or in airspace above the same, such additional buildings and improvements as Tenant from time to time may deem necessary or advisable. All additional buildings and improvements so constructed pursuant to the authority of this Article shall, during the life of this Lease, remain the property of Tenant and may be added to, altered or razed and removed by Tenant at any time during the life of this Lease. Tenant covenants and agrees
(a) to make all repairs and restorations, if any, required to be made to the Facility because of the construction of, addition to, alteration or removal of, said additional buildings or improvements, if deemed necessary or desirable by Tenant or Subtenant for the conduct of their business, (b) to keep and maintain said additional buildings and improvements in good condition and repair, ordinary wear and tear and damages by fire or other casualty excepted, (c) to promptly and with due diligence either raze and remove from the Land, in a good, workmanlike manner, or repair, replace or restore such of said additional buildings or improvements as may from time to time be damaged by fire or other casualty, if deemed necessary or desirable by Tenant or Subtenant for the conduct of their business, and (d) that all additional buildings and improvements constructed by Tenant pursuant to this Article which remain in place after the termination of this Lease for a period of 90 days any cause other than the purchase of the Facility pursuant to Article XVII hereof shall, upon and in the event of such termination, become the separate and absolute property of Landlord.

                                  ARTICLE XII
                                  -----------

     SECTION 12.1   Securing of Permits and Authorizations.  Tenant shall not do
                    --------------------------------------
or permit others under its control to do any work in or in connection with the Facility or related to any repair, rebuilding, restoration, replacement, alteration of or addition to the Facility, or any part thereof, unless Tenant shall have first procured and paid for all requisite municipal and other governmental permits and authorizations. All such work shall be done in a good and workmanlike manner and in compliance with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of Article VI.

     SECTION 12.2   Mechanics' Liens.  Tenant shall not do or suffer anything to
                    ----------------
be done whereby the Facility, or any part thereof, may be encumbered by any mechanic's or other similar lien and if, whenever and as often as any mechanic's or other similar lien is filed against the Facility, or any part thereof, Tenant shall discharge the same of record within Thirty (30) days after the date of filing. Notice is hereby given that Landlord does not authorize or consent to and shall not be liable for any,labor or materials furnished Tenant or anyone claiming by, through or under Tenant upon credit, and that no mechanic's or similar lien for any such labor, services or materials shall attach to or affect the reversionary or other estate of Landlord in and to the Facility, or any part thereof.

     SECTION 12.3   Contest of Liens.  Tenant, notwithstanding the above, shall
                    ----------------
have the right to contest any such mechanic's or other similar lien if within said Thirty (30) day period stated above it notifies Landlord in writing of its intention so to do, and if requested by Landlord, deposits with Landlord a bond in favor of Landlord with a surety company acceptable to Landlord as surety, or cash, or other adequate provision acceptable to Landlord, in the amount of the lien claim so contested, indemnifying and protecting Landlord from and against any liability, loss, damage, cost and expense of whatever kind or nature growing out of or in any way connected with said asserted lien and the contest thereof and if, and provided further, Tenant diligently prosecutes such contest, at all times effectively stays or prevents any official or judicial sale of the Facility or any part thereof or interest therein, under execu-tion or otherwise, and pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien claim and thereafter promptly procures record release or satisfaction thereof.


                                 ARTICLE XIII
                                 ------------

     SECTION 13.1   Utilities.  All utilities and utility services used by
                    ---------
Tenant in, on or about the Facility shall be paid for by Tenant and shall be contracted for by Tenant or Subtenant in Tenant's or Subtenant's own name and Tenant shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith.


                                  ARTICLE XIV
                                  -----------

     SECTION 14.1   Indemnity.  Tenant shall and covenants and agrees to
                    ---------
indemnify, protect, defend and save Landlord and Fiscal Agent harmless from and against any and all claims, demands, liabilities and costs, including attorneys' fees, arising from damage or injury, actual or claimed, of whatsoever kind or character, to property or persons, occurring or allegedly occurring in, on or about the Facility during the life of this Lease, and upon notice from Landlord or Fiscal Agent, Tenant shall defend Landlord and Fiscal Agent in any action or proceeding brought thereon. Provided, however, nothing contained in this section shall be construed as requiring Tenant to indemnify Landlord or Fiscal Agent for any claim arising out of a willful act of Landlord or Fiscal Agent.


                                  ARTICLE XV
                                  ----------

     SECTION 15.1   Access to Facility.  Landlord, for itself and its duly
                    ------------------
authorized representatives and agents, reserves the right to enter the Facility at all reasonable times during usual business hours throughout the life of this Lease for the purpose of (a) examining and inspecting the same, (b) performing such work made reasonably necessary by reason of Tenant's default under any of the provisions of this Lease, and (c) exhibiting the Facility to prospective purchasers, lessees or mortgagees. Landlord may, during the progress of said work mentioned in (b) above, keep and store on the Facility all necessary materials, supplies and equipment and shall not be liable for necessary in convenience, annoyances, disturbances, loss of business or other damage suffered by reason of the performance of any such work or the storage of materials, supplies and equipment so long as all of the same is reasonable.


                                  ARTICLE XVI
                                  -----------

     SECTION 16.1   Option to Extend.  Tenant shall have the right and option,
                    ----------------
to be exercised as hereinafter provided, and provided that all of the Bonds and interest thereon shall have been paid or adequate provision made there for, to extend the term of this Lease by Five (5) years from and after April 1, 2005. Rent for such extended term shall be the sum of $1,000.00 per year payable in advance on April 1 of each year of such extended term. Such rent shall be payable direct to the Landlord together with such additional rent as may be required under Article II hereof. All other terms and conditions of this Lease shall be fully applicable to such extended term including the option to purchase granted by Article XVII hereof, except only the provisions hereof with reference to the Bonds. Should this Lease terminate for any reason sooner than April 1, 2005, the option to extend set forth above shall be from such earlier termination date to April 1, 2005. Notice of Tenant's intention to exercise its option to extend this Lease shall be given the Landlord in writing and not later than March 1, 2005; provided, however, if said Lease shall terminate earlier than April 1, 2005, notice of Tenant's intention to exercise the first option to extend this Lease shall be given to Landlord Thirty (30) days prior to such earlier termination date.


                                  ARTICLE XVII
                                  ------------

     SECTION 17.1   Option to Purchase Facility.  Subject to the provisions of
                    ---------------------------
this Article, Tenant shall have the right and option to purchase the Facility at any time during the basic term of this Lease or any extension thereof under Article XVI or at any time within sixty (60) days after the expiration of the basic term of this Lease or any extension thereof. Tenant shall exercise its aforesaid option by giving Landlord written notice of Tenant's election to exercise its option and specifying the date, time and place of closing, which date (the "Closing Date") shall neither be earlier than Forty-Five (45) days nor later than One Hundred Eighty (180) days after the notice is given; provided, however, that Tenant may not exercise its said option if Tenant is in default hereunder at the time said notice is given and may not purchase the Facility on the Closing Date if Tenant is in default hereunder on the Closing Date.

     SECTION 17.2   Quality of Title and Purchase Price.  If said notice of
                    -----------------------------------
election to purchase be given as aforesaid, Landlord shall and covenants and agrees to sell and convey the Facility to Tenant on the Closing Date free and clear of all liens and encumbrances whatsoever except (a) those to which the title was subject on the date of Tenant's conveyance to Landlord of the Land, or to which title became subject with Tenant's written consent, or which resulted from any failure of Tenant to perform any of its covenants or obligations under this Lease, (b) taxes and assessments, general and special, if any, and (c) the rights, titles and interests of any party having condemned or who is attempting to condemn title to, or the use for a limited period of, all or any part of the Facility, for the price and sum as follows (which Tenant shall and covenants and agrees to pay in cash at the time of delivery of Landlord's deed or other instrument or instruments of transfer of the Facility to Tenant as hereinafter provided):

               (i) The full amount which is required, when added to the amount in the Principal and Interest Account on the Closing Date together with interest and earnings to accrue thereon, to provide Landlord and the Fiscal Agent with funds necessary to pay at maturity or to redeem and pay in full (aa) the principal of all outstanding Bonds, (bb) all interest due thereon to date of maturity or redemption, whichever first occurs, and (cc) all costs, expenses and premiums incident to the redemption and payment of said Bonds in full, plus

               (ii) $100.00.

          Nothing in this Article shall release or discharge Tenant from its duty or obligation under this Lease to make any payment of Basic Rent or Additional Rent which, in accordance with the terms of this Lease, becomes due and payable prior to the Closing Date or its duty and obligation to fully perform and observe all covenants and conditions herein stated to be performed and observed by Tenant prior to the Closing Date.

     SECTION 17.3   Closing of Purchase.  On the Closing Date Landlord shall
                    -------------------
deliver to Tenant its special warranty deed or other appropriate instrument of conveyance or assignment, properly executed and conveying the Facility to Tenant free and clear of all liens and encumbrances whatsoever except as stated above or conveying such other title to the Facility as may be acceptable to Tenant, and then and there Tenant shall pay the full purchase price for the Facility as follows: (a) the amount specified in "(i)" of Section 17.2 shall be paid to the Fiscal Agent who shall deposit the same in the Principal and Interest Account and shall use the same to pay or redeem the Bonds on the date the Bonds are first subject to redemption as provided in the Bond Ordinance, and (b) the amount specified in "(ii)" of said Section 17.2 shall be paid to the Landlord; provided, however, nothing herein shall require Landlord to deliver its said special warranty deed or other appropriate instrument of assignment or conveyance to Tenant until after all duties and obligations of Tenant under this Lease to the date of such delivery have been fully performed and satisfied. Upon the delivery to Tenant of Landlord's said special warranty deed, or other appropriate instrument of assignment or conveyance, and payment of the purchase price by Tenant, this Lease shall, ipso facto, terminate.

     SECTION 17.4   Effect of Failure to Complete Purchase.  If, for any reason
                    --------------------------------------
whatsoever, the purchase of the Facility by Tenant pursuant to valid notice of election to purchase given as aforesaid is not effected on the Closing Date, this Lease shall be and remain in full force and effect according to its terms the same as though no notice of election to purchase had been given, except that:

          (a) If such purchase is not effected on the Closing Date because of the failure or refusal of Tenant to pay the purchase price or because of the failure or refusal of Tenant to fully perform and observe all of the covenants and conditions herein contained on Tenant's part to be performed or observed to the Closing Date, then this Lease shall continue the same as if the option to purchase had never been exercised.

          (b) If such purchase is not effected on the Closing Date because on said date Landlord does not have and is unable to convey to Tenant such title to the Facility as Tenant is required to accept, Tenant shall have the right to cancel this Lease forthwith if, but only if, the principal of and interest on the Bonds and all costs incident to the redemption and payment of the Bonds have been paid in full, and in the event of such cancellation, notwithstanding
Article XXVI hereof, to remove from or about the Facility all furniture, trade fixtures, machinery and equipment, buildings and improvements then owned by Tenant for the period of Sixty (60) days after the date of such cancellation. All repairs to and restorations of the Facility required to be made because of such removal shall be made by and at the sole cost and expense of Tenant.
Tenant shall have the sole responsibility and bear the sole risk of loss for all such furniture, trade fixtures, machinery and equipment, buildings and improvements, during said Sixty (60) day period.

          (c) If the closing does not take place, Tenant's right to purchase the Facility, as contained herein shall continue in full force and effect.

     SECTION 17.5   Application of Condemnation Awards if Tenant Purchases
                    ------------------------------------------------------
Facility.  The right of Tenant to exercise an option to purchase the Facility
- --------
under the provisions of this Article shall remain unimpaired notwithstanding any condemnation of title to, or the use for a limited period of, all or any part of the Facility, and the provisions of Article XIX, XX and XXI shall be construed in the light of the effect of said option exercised by Tenant, and if Tenant shall exercise its said option and pay the purchase price as provided in this Article, all of the condemnation awards received by Landlord after the payment of said purchase price, less all attorneys' fees and other expenses and costs incurred by Landlord in connection with such condemnation, shall belong and be paid to Tenant notwithstanding any other provision in Articles XIX, XX and XXI.


                                 ARTICLE XVIII
                                 -------------

     SECTION 18.1   Option to Purchase Portions of Land.  Tenant shall have and
                    -----------------------------------
is hereby given the right and option to purchase at any time and from time to time during the life of this Lease a vacant part or vacant parts of the unimproved Land constituting a part of the Facility; provided, however, Tenant must furnish Landlord with a certificate of an authorized representative of Tenant, dated not more than Thirty (30) days prior to the date of the purchase and stating that, in the opinion of the person signing such certificate, (a) the portion of said Land with respect to which the option is exercised is not needed for the operation of the Facility for the purposes herein stated and (b) the purchase will not impair the usefulness of the Facility for its intended purpose and will not destroy the means of ingress thereto and egress therefrom. Tenant shall exercise this option by giving Landlord written notice of Tenant's election to exercise its option and specifying the legal description and the date, time and place of closing, which date shall neither be earlier than Forty-Five (45) days nor later than One Hundred Eighty (180) days after the notice is given; provided, however, that Tenant may not exercise this option if Tenant is in default hereunder at the time said notice is given and may not purchase said real property on the specified date if Tenant is in default hereunder on said date. The option hereby given shall include the right to purchase a perpetual easement for right-of-way to and from the public roadway and the right to purchase such land as is necessary to assure that there will always be access between the real property purchased pursuant to this Article XVI II and the public roadway.

     SECTION 18.2   Quality of Title--Purchase Price.  If said notice of
                    --------------------------------
election to purchase is given as aforesaid under Section 18.1, Landlord shall sell and convey the real property described in Tenant's aforesaid notice to Tenant on the specified date free and clear of all liens and encumbrances whatsoever except (i) those to which the title was subject on the date of commencement of the term of this Lease, or to which title became subject with Tenant's written consent, or which resulted from any failure of Tenant to perform any of its agreements or obligations under this Lease, (ii) taxes and assessments, general or special, if any, and (iii) the rights, titles and interests of any party having condemned or who is attempting to condemn title to, or the use for a limited period of, all or any part of the real property described in Tenant's aforesaid notice, for a price of $2,000 per acre.

     SECTION 18.3   Closing of Purchase.  If Landlord has title to the real
                    -------------------
property free and clear of all liens and encumbrances whatsoever except as stated above or has such other title to the real property as may be acceptable to Tenant, then on the specified date, Landlord shall deliver to Tenant its special warranty deed, properly executed and conveying the real property to Tenant free and clear of all liens and encumbrances whatsoever except as stated above, and then and there Tenant shall pay the aforesaid purchase price, for the real property, said purchase price to be paid to the Fiscal Agent for the account of the Landlord and deposited by the Fiscal Agent in the Principal and Interest Account for the benefit of the holders of the Bonds; provided, however, nothing herein shall require Landlord to deliver its said special warranty deed to Tenant until after all duties and obligations of Tenant under this Lease to the date of such delivery have been fully performed and satisfied.

     SECTION 18.4   Effect of Purchase on Lease.  The exercise by Tenant of the
                    ---------------------------
option granted under this Article XVIII and the purchase and sale and conveyance of a portion or portions of the Land constituting a part of the Facility pursuant hereto shall in no way whatsoever affect this Lease, and all the terms and provisions hereof shall remain in full force and effect the same as though no notice of election to purchase had been given, and specifically, but not in limitation of the generality of the foregoing, exercise of such option shall not affect, alter, diminish, reduce or abate Tenant's obligations to pay all Basic Rent and Additional Rent required hereunder.

     SECTION 18.5   Effect of Failure to Complete Purchase. If, for any reason
                    --------------------------------------
whatsoever, the purchase by Tenant of the real property described in said notice is not effected on the specified date, this Lease shall be and remain in full force and effect according to its terms the same as though no notice of election to purchase had been given.


                                  ARTICLE XIX
                                  -----------

     SECTION 19.1   Condemnation as to All or Substantially All of Facility.
                    -------------------------------------------------------
If, during the life of this Lease, title to all or substantially all of the Facility be condemned by any authority having the power of eminent domain, this Lease shall (subject to the following provisions of this Article), ipso facto, terminate on the date possession of the condemned portion of the Facility is required to be surrendered to the condemning authority. A condemnation which in Tenant's judgment renders the Facility untenantable or impairs the efficient utilization of the Facility by Tenant shall be deemed a condemnation of substantially all of the Facility; provided, however, Tenant agrees to be reasonable in exercising its judgment.

     SECTION 19.2   Disposition of Awards Received Prior to Payment of Bonds.
                    --------------------------------------------------------
In the event this Lease shall terminate pursuant to Section 19.1 hereof, all awards received from the condemnation of the Facility during the life of this Lease, and before the Bonds and interest thereon have been paid in full or adequate provision made therefor, shall when received become the property of Landlord, subject to the provisions of this Lease, and Tenant hereby assigns and transfers to Landlord any and all awards granted in connection with such condemnation and, after deducting all attorneys' fees and other expenses and costs incurred by Landlord in connection with such condemnation, shall be forthwith delivered and paid over by the Landlord to the Fiscal Agent and deposited in the Principal and Interest Account. All of the Bonds then outstanding shall as soon thereafter as practicable be called for redemption, and all monies then held in the Principal and Interest Account by the Fiscal Agent shall be used for the purposes of paying.the principal of and all interest accrued on the Bonds so called for redemption and all costs and expenses and premiums, if any, incurred in connection with the call, redemption and payment of said outstanding Bonds. If the funds then held by the Fiscal Agent in said Principal and Interest Account are insufficient in amount for the purposes aforesaid, Tenant shall be obligated to pay, and it does hereby covenant and agree to pay, to the Fiscal Agent as additional rent, upon demand therefor, such further sums of money, in cash, as may be required for such purposes.

     SECTION 19.3   Disposition of Awards Received After Payment of Bonds.  In
                    -----------------------------------------------------
the event this Lease shall terminate pursuant to Section 19.1 hereof, all awards received from the condemnation of the Facility during the life of this Lease and after the Bonds and interest thereon have been paid in full or adequate provision made therefor, shall be applied as follows: (a) Landlord shall receive an amount equal to all attorneys' fees and other expenses and costs incurred by Landlord in connection with such condemnation aid any sums of money then due and owing by Tenant under the terms of this Lease, and (b) the balance shall belong and be paid to Tenant.

                                  ARTICLE XX
                                  ----------

     SECTION 20.1   Condemnation Not Resulting in Termination.  Except as
                    -----------------------------------------
provided in Section 19.1 hereof, a condemnation of the Facility or any part thereof shall not cause a termination of this Lease or give Landlord or Tenant any right to terminate this Lease, and neither the term nor any of the obligations (including the payment of rentals) of either party under this Lease shall be reduced or affected in any way.

     SECTION 20.2   Disposition of Awards Received Prior to Payment of Bonds if
                    -----------------------------------------------------------
Repairs or Restorations to Facility Are Not Required.  If this Lease is not
- ----------------------------------------------------
terminated pursuant to Section 19.1 hereof and if no repairs or restorations to the Facility are required as a result of the condemnation, then all awards received from the condemnation of the Facility before the Bonds and interest thereon have been paid in full shall, when received, become the property of Landlord, subject to the provisions of this Lease; and Tenant hereby assigns and transfers to Landlord any and all awards granted in connection with such condemnation and, after deducting all attorneys' fees and costs reasonably incurred by Landlord in connection with such condemnation, shall be forthwith delivered and paid over by the Landlord to the Fiscal Agent and deposited in the Principal and Interest Account.

     SECTION 20.3   Disposition of Awards Received Prior to Payment of Bonds and
                    ------------------------------------------------------------
if Repairs or Restorations to Facility Are Required.  If this Lease is not
- ---------------------------------------------------
terminated pursuant to Section 19.1 hereof, but if repairs or restorations to the Facility are required as a result of the condemnation to make it suitable for its intended use, then Tenant shall promptly make such repairs and restorations, so as to make the Facility suitable for Tenant's use hereunder (and such may, if necessary or convenient, include the purchase of additional adjacent land, provided that said land shall be conveyed to Landlord, free from material liens or encumbrances, and become a part of the Facility), and all awards received from such condemnation of the Facility before the Bonds and interest thereon have been paid in full shall, when received, become the property of Landlord, subject to the provisions of this Lease, and Tenant hereby assigns and transfers to Landlord any and all awards granted in connection with such condemnation and, after deducting all attorneys' fees and costs reasonably incurred by Landlord in connection with such condemnation, shall be forthwith delivered and paid over to the Fiscal Agent and deposited in a special account to be designated "K&E Land & Leasing Construction Account" (the "Construction Account"). Before commencing any such repairing, or restoring of the Facility, there shall be delivered to Landlord performance and labor and material payment bonds with respect to such work and in the full amount of the contract covering such work made by the person, firm or corporation which contracts to do such work as the principal and surety company, or companies, satisfactory to Landlord as surety and in form satisfactory to Landlord. Said Bonds shall name the Landlord and Tenant as dual obligees and all amounts received by the Landlord and/or Tenant under said bonds shall be paid into the Construction Account and become a part thereof. Funds out of the Construction Account shall be paid to Tenant from time to time upon receipt by the Fiscal Agent of a certificate signed by a representative selected by Tenant:

               (a) Requesting payment of a specified amount of such funds and directing to whom such amount shall be paid;

               (b) Stating that the amount requested either has been paid by Tenant or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated) who have performed necessary and appropriate work or furnished necessary and appropriate materials in the repair or restoring of the Facility, and giving a brief description of such work and materials and the several amounts so paid or due to each of said persons in respect thereof, and stating that the fair value of such work or materials is not exceeded by the amount requested to be withdrawn;

               (c) Stating that, except for the amounts, if any, stated in said certificate pursuant to the foregoing subparagraph (b), there are no outstanding indebtednesses which are then due and payable for labor, wages, materials, supplies or services in connection with the repair or restoration of the Facility which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar lien upon the Facility or any part thereof; and

               (d) Stating that no part of the several amounts paid or due, as stated in said certificate pursuant to subparagraph (b) of this paragraph, has been or is being made the basis for the withdrawal of any monies in any previous or then pending application pursuant to this paragraph.

          The sole obligation of Landlord under this paragraph shall be to cause the Fiscal Agent to make such disbursements upon receipt of such certificates. The Fiscal Agent may rely fully on any such directions and shall not be required to make any investigation in connection therewith.

     SECTION 20.4   Deficiency in Construction Account.  If the amount in the
                    ----------------------------------
Construction Account shall be insufficient to pay in full the cost of such repairing or restoring of the Facility, Tenant shall nevertheless proceed to complete the work and as additional rent shall provide and furnish all other monies necessary to complete all such repairs or restorations.

     SECTION 20.5   Surplus in Construction Account.  Any balance remaining in
                    -------------------------------
the Construction Account over and above the cost of the repair or restoring of the Facility shall, upon receipt by the Fiscal Agent of a certificate by the Tenant's representative aforesaid to the effect that the work has been completed and that no liens exist, be forthwith deposited by the Fiscal Agent in the Principal and Interest Account.

     SECTION 20.6   Disposition of Awards Received After Payment of Bonds.  If
                    -----------------------------------------------------
this Lease is not terminated pursuant to Section 19.1 hereof, then all awards received from the condemnation of the Facility after the Bonds and interest thereon have been paid in full, shall be applied in the same manner as provided in Section 19.3.


                                  ARTICLE XXI
                                  -----------

     SECTION 21.1   Condemnation as to Use.  If, during the life of this Lease,
                    ----------------------
the use for a limited period of all or part of the Facility be condemned by any authority having the power of eminent domain, this Lease shall not be thereby terminated and neither the term nor any of the obligations (including the payment of rentals) of either party under this Lease shall be reduced or affected in any way.

     SECTION 21.2   Disposition of Awards Received Prior to Payment of Bonds.
                    --------------------------------------------------------
All awards received for the condemnation during the life of this Lease, and before the Bonds and interest thereon have been paid in full or adequate provision made therefor, of the use, for a limited period, of all or part of the Facility, whether by way of damages, rent or otherwise, shall, when received, become the property of Landlord, subject to the provisions of this Lease, and Tenant hereby assigns and transfers to Landlord any and all awards granted in connection with such condemnation and, after deducting all attorneys' fees and costs reasonably incurred by Landlord in connection with such condemnation, shall be forthwith delivered and paid over to the Fiscal Agent and deposited in the Principal and Interest Account.

     SECTION 21.3   Disposition of Awards Received After Payment of Bonds.  All
                    -----------------------------------------------------
awards received for the condemnation of the use for a limited period of all or part of the Facility, during the life of this Lease, and after the Bonds and interest thereon have been paid in full or adequate provision made there for, whether by way of damages, rent or otherwise, shall be applied as follows:
Landlord shall receive therefrom the amount of all reasonable attorneys' fees and costs and expenses reasonably incurred by Landlord in connection with such condemnation and any sum or sums of money then due and owing by Tenant to Landlord under the terms of this Lease; and Urn balance shall belong to and be paid to Tenant.

     SECTION 21.4   Restoration of Facility.  If the period of condemnation of
                    -----------------------
the use, for a limited period, of all or part of the Facility shall end before the Bonds and interest thereon have been paid in full or adequate provision made there for, Tenant shall, upon being restored to possession, restore the Facility as nearly as may be possible to the condition existing immediately prior to such condemnation.


                                 ARTICLE XXII
                                 ------------

     SECTION 22.1   Damage or Destruction by Fire or Other Casualty.  If, at any
                    -----------------------------------------------
time during the life of this Lease, the Facility or parts thereof are damaged or destroyed by fire or other casualty, Tenant shall, unless Tenant purchases the Facility pursuant to Section 22.2 hereof, proceed with due diligence to repair, restore, rebuild or replace said damaged or destroyed Facility or parts thereof to as good condition as the same were in immediately prior to such damage or destruction, subject to such alterations as Tenant may elect to make as permitted in Article X. Tenant shall, before commencing the work of repairing, restoring, rebuilding or replacing the Facility or parts thereof as above provided, deliver to Landlord performance bonds and labor and material payment bonds with respect to such work and in the full amount of the contract covering such work made by the person which contracts to do such work as the principal and a surety company, or companies, satisfactory to Landlord as surety and in form satisfactory to Landlord. Such bonds shall name the Landlord and Tenant as dual obligees and all amounts received by Landlord and/or Tenant under said bonds before the Bonds and interest thereon have been paid in full shall be paid over to the Insurance Trustee and become a part of the insurance monies.

     SECTION 22.2   Purchase of Facility and Use of Insurance.  In the event
                    -----------------------------------------
that such damage or destruction occurs before the Bonds and interest thereon have been paid in full and Tenant shall have elected to exercise its option to purchase the Facility pursuant to Article XVII hereof, all of the insurance monies attributable to damage or destruction of the Facility collected by the Insurance Trustee on account of such damage or destruction on the policy or policies of insurance maintained by Tenant pursuant to Article VI hereof shall, concurrently with the purchase of the Facility by Tenant, become the absolute property of Landlord and be forthwith delivered and paid over to the Fiscal Agent and deposited in the Principal and Interest Account and applied toward the purchase price.

     SECTION 22.3   Use of Insurance Monies if Lease Not Terminated.  In the
                    -----------------------------------------------
event that such damage or destruction occurs before the Bonds and interest thereon have been paid in full and this Lease is not terminated pursuant to
Section 22.2 hereof, funds out of the insurance monies collected by the Insurance Trustee shall be paid to Tenant by the Insurance Trustee upon receipt by the Insurance Trustee of the certificates described in Section 20.3 hereof with respect to the Construction Account there referred to, provided that the words "repair or restoring of the Facility" there used in describing said certificates shall for the purposes of this paragraph refer to "repairing, restoring, rebuilding or replacing of the Facility". All such insurance monies not required to be used for such purpose shall, upon receipt by the Insurance Trustee of a certificate by an architect or engineer selected by Tenant to the effect that the work has been completed and that no liens exist, become the absolute property of the Landlord and be forthwith delivered and paid over to the Fiscal Agent and deposited in the Principal and Interest Account. If such insurance monies are insufficient in amount to pay in full the cost of all repairs, restorations, rebuilding and replacements of said damaged or destroyed Facility, Tenant shall provide and furnish all other monies necessary to fully complete all such repairs, restorations, rebuilding and replacements.

     SECTION 22.4   Application of Insurance Monies in Event of Tenant's Default
                    ------------------------------------------------------------
Anything in this Article to the contrary notwithstanding, Landlord shall have the right at any time and from time to time to notify the Insurance Trustee to withhold payment of all or any part of the insurance monies attributable to damage or destruction of the Facility to Tenant in the event (a) Tenant is in default in the payment of Basic Rent or Additional Rent, (b) Landlord has given notice to Tenant of any other default on Tenant's part under this Lease, or (c) a default described under Section 24.1(e) has occurred. After receipt of such notice from the Landlord, the Insurance Trustee shall not pay any part of said insurance monies to Tenant without Landlord's prior written consent, which Landlord will not unreasonably withhold. In the event Tenant shall cure the defaults specified in (a) or (b) above or a default specified in (c) above shall cease to exist, Landlord shall promptly so notify the Insurance Trustee and after receipt of such notice, the Insurance Trustee shall make payments from the said insurance monies to Tenant in accordance with provisions of this Article; provided, however, that if this Lease is terminated or Landlord otherwise re-enters and takes possession of the Facility without terminating this Lease under the provisions of Article XXIV, the Landlord may direct the Insurance Trustee to pay all of said insurance monies then held by it attributable to damage or destruction of the Facility to the Fiscal Agent for deposit in the Principal and Interest Account and upon such payment to the Fiscal Agent all duties, responsibilities and obligations of the Insurance Trustee with respect to such insurance monies, and all rights of the Tenant in and to such insurance monies, shall cease.

     SECTION 22.5   Application of Insurance Monies After Payment of Bonds.  If
                    ------------------------------------------------------
such damage or destruction to the Facility occurs after the Bonds and interest thereon have been paid in full, all of the insurance proceeds shall become the absolute property of Tenant and be forthwith delivered and paid over to Tenant.

                                ARTICLE XXIII
                                -------------

     SECTION 23.1   Termination by Reason of Change of Circumstance.  If, at any
                    -----------------------------------------------
time during the life of this Lease, (i) as a result of changes in the Constitution of the State of Kansas, or of legislative or administrative action by the State of Kansas or any political subdivision thereof, or by the United States, or by reason of any action instituted in any court, this Lease shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way, by reason of such change of circumstances, unreasonable burdens or excessive liabilities are imposed upon the Tenant, including without limitation Federal, state or other ad valorem, property, income or other taxes not being imposed on the date of this Lease, or (ii) title to, or the use for a limited period of, all or substantially all of the Facility is condemned by any authority having the power of eminent domain; or (iii) all or substantially all of the Facility is damaged or destroyed by fire or other casualty, then in any of such events Tenant shall have the option to terminate this Lease by giving Landlord notice of such termination within Ninety (90) days after Tenant has actual knowledge of the change giving rise to such option. In the event that such change shall take place before the Bonds and interest thereon have been paid in full and Tenant shall elect to terminate this Lease, then all of the Bonds then outstanding shall as soon thereafter as practicable be called for redemption, and all monies then held in the Principal and Interest Account by the Fiscal Agent shall be available for use to pay the principal of and all interest accrued and redemption premium, if any, on the Bonds so called for redemption and all reasonable costs and expenses incurred in connection with the call, redemption and payment of said outstanding Bonds. If the funds then held by the Fiscal Agent in the Principal and Interest Account are insufficient in amount for the purposes aforesaid, Tenant shall be obligated to pay, and it does hereby covenant and agree to pay, to the Fiscal Agent additional rent, upon demand therefor, such further sums of money, in cash, as may be required for such purpose.


                                 ARTICLE XXIV
                                 ------------

     SECTION 24.1   Default Provisions.  This Lease is made on condition that
                    ------------------
if:

          (a) Tenant fails to make the installments of Basic Rent required under Section 2.1 hereof on the day any such payment is required to be made; or

          (b) There are not sufficient funds to pay principal and interest on the Bonds in the Principal and Interest Account at least Ten (10) days prior to any date for payment of same; or

          (c) Tenant defaults in the due and punctual payment of Additional Rent; or

          (d) Tenant defaults in the keeping or performance of any other covenant or obligation herein contained on Tenant's part to be kept or performed, and Tenant fails to remedy the same within Thirty (30) days after Landlord or the Fiscal Agent has given Tenant written notice specifying such default (or within such additional period, if any, as may be reasonably required to cure such default if it is of such nature that it cannot be cured within said Thirty (30) day period because of governmental restriction or other cause beyond the control of the Tenant); or

          (e) Tenant shall file a voluntary petition under the Bankruptcy Act, as amended, or an involuntary petition under the Bankruptcy Act, as amended, is filed against Tenant and Tenant after full hearing, is adjudged to be bankrupt, insolvent or unable to pay its debts as they mature; or Tenant makes an assignment for the benefit of its creditors; or a trustee or receiver, after full hearing, is appointed or retained to take charge of and manage any substantial part of the assets of Tenant; or any execution or attachment shall issue against Tenant whereupon the Facility or any part thereof, or any interest therein of Tenant under this Lease shall be taken or attempted to be taken and the same is not released prior to judicial sale thereunder (each of the events described in this subparagraph being deemed a default under the provisions of this Lease);
then Landlord may at Landlord's election (subject, however, to any restrictions against termination of this Lease in the Bond Ordinance) then or at any time thereafter, and while such default shall continue, give Tenant written notice of intention to terminate this Lease on a date specified therein, which date shall not be earlier than Ten (10) days after such notice is given and, if all defaults have not then been cured on the date so specified, Tenant's rights to possession of the Facility shall cease, and this Lease shall thereupon be terminated, and Landlord may re-enter and take possession of the Facility as of Landlord's former estate; and as an alternative remedy, Landlord may, at Landlord's election, without terminating the term hereof, or this Lease, re-enter the Facility or take possession thereof pursuant to legal proceedings or pursuant to any notice provided for by law, and having elected to re-enter or take possession of the Facility without terminating the term of this Lease, Landlord shall use reasonable diligence to relet the Facility, or parts thereof, for such term or terms and at such rental and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Facility, and no such re-entry or taking of possession of the Facility by Landlord shall be construed as an election on Landlord's part to terminate this Lease, and no such re-entry or taking of possession by Landlord shall relieve Tenant of its obligation to pay Basic Rent or Additional Rent (at the time or times provided herein), or of any of its other obligations under this Lease, all of which shall survive such re-entry or taking of possession, and Tenant shall continue to pay the Basic Rent and Additional Rent provided for in this Lease until the end of the term and whether or not the Facility shall have been relet, less the net proceeds, if any, of any reletting of the Facility after deducting all of Landlord's expenses in or in connection With such reletting, including without limitation, all repossession costs, brokerage commissions, legal expenses, expenses of employees, alteration costs and expenses of preparation for reletting. Said net proceeds of any reletting shall be deposited in the Principal and Interest Account. Having elected to re-enter or take possession of the Facility without terminating the term of this Lease, Landlord may (subject, however, to any restrictions against termination of this Lease in the Bond Ordinance), by notice to Tenant given at any time thereafter while Tenant is in default in the payment of Basic Rent or Additional Rent or in the performance of any other obligation under this Lease, elect to terminate this Lease on a date to be specified in such notice, which date shall be not earlier than Ten (10) days after the giving of such notice, and if all defaults shall not have then been cured, on the date so specified, this Lease shall thereupon be terminated. If, in accordance with any of the foregoing provisions of this Article, Landlord shall have the right to elect to re-enter and take possession of the Facility, Landlord may enter and expel Tenant and those claiming through or under Tenant and remove the property and effects of both or either (forcibly if necessary) without being guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant.

     SECTION 24.2   Survival of Obligations.  Tenant covenants and agrees with
                    -----------------------
Landlord and the holders of the Bonds that until the Bonds and the interest thereon and redemption premium, if any, are paid in full or provision made for the payment thereof, its obligations under this Lease shall survive the cancellation and termination of this Lease, for any cause, and that Tenant shall continue to pay Basic Rent and Additional Rent and perform all other obligations provided for in this Lease, all at the time or times provided in this Lease.

                                  ARTICLE XXV
                                  -----------

     SECTION 25.1   Performance of Tenant's Obligations by Landlord.  If Tenant
                    -----------------------------------------------
shall fail to keep or perform any of its obligations as provided in this Lease, then Landlord may (but shall not be obligated to do so) upon the continuance of such failure on Tenant's part for Thirty (30) days after notice of such failure is given Tenant by Landlord or Fiscal Agent and without waiving or releasing Tenant from any obligation here-under, as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all sums so paid by Landlord and all necessary and reasonable incidental costs and expenses incurred by Landlord in performing such obligations shall be deemed Additional Rent and shall be paid to Landlord on demand, and if not so paid by Tenant within Ten (10) days of demand, Landlord shall have the same rights and remedies provided for in Article XXIV in the case of default by Tenant in the payment of Basic Rent.


                                 ARTICLE XXVI
                                 ------------

     SECTION 26.1   Surrender of Possession.  Upon accrual of Landlord's right
                    -----------------------
of re-entry because of Tenant's default hereunder or upon the cancellation or termination of this Lease by lapse of time or otherwise, Tenant shall peacefully surrender possession of the Facility to Landlord in good condition and repair, ordinary wear and tear excepted; provided, however, Tenant shall have the right, prior to the termination of this Lease, to remove from or about the Facility the buildings and improvements, machinery, equipment and property, the furniture and trade fixtures which Tenant owns under the terms of this Lease. All repairs to and restorations of the Facility required to be made because of such removal shall be made by and at the sole cost and expense of Tenant. All machinery, equipment, property, furniture, trade fixtures, buildings and improvements owned by Tenant and which are not so removed from or about the Facility prior to the termination of this Lease shall become the separate and absolute property of Landlord.

                                 ARTICLE XXVII
                                 -------------

     SECTION 27.1   Notices.  All notices required or desired to be given
                    -------
hereunder shall be in writing and all such notices and other written documents required or desired to be given hereunder shall be deemed duly served and delivered for all purposes (a) upon Landlord, if delivered in person to its duly elected, qualified and acting Mayor or Clerk or if a copy thereof be mailed by certified or registered mail, postage prepaid, addressed to Landlord at the public office of its duly elected, qualified and acting Clerk or at such other place as Landlord from time to time may designate in writing to Tenant and Fiscal Agent; and (b) upon Tenant if delivered in person to any partner of Tenant or if a copy thereof be mailed by certified or registered mail, postage prepaid, addressed to Tenant at Suite 503, Morrow Building II, 301 Loop 820, N.E., Hurst, Texas 76063, or at such other place as Tenant from Lime to time may designate in writing to Landlord and Fiscal Agent, and (c) upon the Fiscal Agent if delivered in person to any Trust Officer of Fiscal Agent or if a copy thereof be mailed by certified or registered mail, postage prepaid, addressed to Fiscal Agent at P.O. Box 637, Wichita, KS 67201, or at such other place as the Fiscal
         -------------------------------
Agent from time to time may designate in writing to Landlord and Tenant. All notices given by certified or registered mail as aforesaid shall be deemed duly given as of the date they are so mailed.


                                ARTICLE XXVIII
                                ---------------

     SECTION 28.1   Net Lease.  The parties hereto agree (a) that this Lease is
                    ---------
intended to be a net lease, (b) that the payments of Basic Rent are designed to provide Landlord and its Fiscal Agent with funds adequate in amount to pay all principal of and interest on the Bonds as the same become due and payable and to pay and discharge all of the other duties and requirements set forth in Section
2.1 hereof, and (c) that to the extent that the payments of Basic Rent are not sufficient to provide the Landlord and its Fiscal Agent with funds sufficient for the purposes aforesaid, Tenant shall be obligated to pay, and it does hereby covenant and agree to pay, upon demand therefor, such further sums of money, in cash, as may from time to time be required for such purposes.

     SECTION 28.2   Funds Held by Fiscal Agent After Payment of Bonds.  If,
                    ------------------------------------------------
after the principal of and interest on the Bonds and all costs incident to the payment of Bonds have been paid in full, the Fiscal Agent holds unexpended funds received in accordance with the terms hereof, such unexpended funds shall, except as otherwise provided in this Lease and the Bond Ordinance and after payment there from to Landlord of any sums of money then due and owing by Tenant under the terms of this Lease, be the absolute property of and be paid over forthwith to Tenant.


                                 ARTICLE XXIX
                                 ------------

     SECTION 29.1   Rights and Remedies.  The rights and remedies reserved by
                    -------------------
Landlord and Tenant hereunder and those provided by law shall be construed as cumulative and continuing rights. No one of them shall be exhausted by the exercise thereof on one or more occasions. Landlord and Tenant shall each be entitled to specific performance, and injunctive or other equitable relief for any breach or threatened breach of any of the provisions of this Lease, notwithstanding the availability of an adequate remedy at law, and each party hereby waives the right to raise such defense in any proceeding in equity.

     SECTION 29.2   Waiver of Breach.  No waiver of any breach of any covenant
                    ----------------
or agreement herein contained shall operate as a waiver of any subsequent breach of the same covenant or agreement or as a waiver of any breach of any other covenant or agreement, and in case of a breach by either party of any covenant, agreement or undertaking, the nondefaulting party may nevertheless accept from the other any payment or payments or performance hereunder without in any way waiving its right to exercise any of its rights and remedies provided for herein or otherwise with respect to any such default or defaults which were in existence at the time such payment or payments or performance were accepted by it.

     SECTION 29.3   Abandonment by Tenant.  If Tenant vacates or abandons the
                    ---------------------
Facility, Landlord shall have all the same rights and remedies against Tenant by reason thereof as are herein granted to Landlord upon and by reason of a default of the Tenant.

     SECTION 29.4   Landlord Shall Not Unreasonably Withhold Consents and
                    -----------------------------------------------------
Approvals.  Wherever in this Lease it is provided that the Landlord shall, may
- ---------
or must give its approval or consent, or execute supplemental agreements, exhibits or schedules, Landlord shall not unreasonably, arbitrarily or unnecessarily withhold or refuse to give such approvals or consents or refuse to execute such supplemental agreements, exhibits or schedules.


                                  ARTICLE XXX
                                  -----------

     SECTION 30.1   Quiet Enjoyment and Possession.  Landlord covenants that so
                    ------------------------------
long as Tenant shall not be in default under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Facility and that Landlord will defend Tenant's enjoyment and possession thereof against all parties.

     SECTION 30.2   Due Organization and Authority of Landlord. Landlord
                    ------------------------------------------
represents, warrants and covenants that it is a municipal corporation duly organized and existing under the laws of the State of Kansas, with lawful power and authority to enter into this Lease, acting by and through its duly authorized officials.


                                 ARTICLE XXXI
                                 ------------

     SECTION 31.1   Authority of Tenant.  Tenant covenants that it is a duly
                    -------------------
existing partnership, with lawful power and authority to enter into this Lease, acting by and through its duly authorized partners. The execution of this Lease and the performance of the terms of this Lease by Tenant will not result in a breach of any of the terms of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which Tenant is a party or by which it or any of its property is bound, or the Tenant's Partnership Agreement or to Tenant's knowledge, any order, rule or regulation applicable to Tenant or its property of any court or other governmental body.

     SECTION 31.2   Maintenance of Existence by Tenant.  Tenant shall maintain
                    ----------------------------------
and preserve its existence and its authority to do business in the State of Kansas and to operate the Facility. Tenant shall not terminate without (i) securing the prior written consent thereto of the Landlord and (ii) making provision for the payment in full of the principal of and interest and redemption premium, if any, on the Bonds.

     SECTION 31.3   Financial Reports by Tenant and Subtenant. During the life
                    -----------------------------------------
of this Lease or until the Bonds are paid in full or adequate provision made therefor an annual audit of Subtenant's books and accounts shall be made by an independent certified public accountant. During such period, Tenant will, or shall cause Subtenant to, promptly file a copy of said report with Landlord, the Fiscal Agent and the Original Underwriter, as well as a copy of Tenant's unaudited balance sheet and income statement for the same period. Tenant shall also make, or cause to be made, available to any Bondholder or prospective Bondholder or, any agent thereof, on request, any of said annual reports.

     SECTION 31.4   Covenant to Reimburse.  Tenant will reimburse Landlord for
                    ---------------------
any and all obligations reasonably assumed or incurred by Landlord under this Lease.

     SECTION 31.5   Investment Tax Credit; Depreciation. Tenant or Subtenant
                    -----------------------------------
shall be entitled to claim the full benefit of (1) any investment credit against federal or state income tax allowable with respect to expenditures of the character contemplated hereby under any federal or state income tax laws now or from time to time hereafter in effect, and (2) any deduction for depreciation of the Improvements to be constructed or purchased hereunder from federal or state income taxes. Landlord agrees that it will upon Tenant's or Subtenant's request execute all such elections, returns or other documents which may be reasonably necessary or required to more fully assure the availability of such benefits to Tenant or Subtenant.


                                 ARTICLE XXXII
                                 -------------

     SECTION 32.1   Amendments.  This Lease may be amended, changed or modified
                    ----------
in the following manner:

          (a) With respect to any amendment, change or modification which will materially adversely affect the security or rights of the holders of any of the Bonds, by an agreement in writing executed by the Landlord and Tenant and consented to in writing by the holders of Sixty-Six and Two-Thirds percent (66 2/3%) of the aggregate principal amount of the Bonds then outstanding.

          (b) With respect to any amendment, change or modification which reduces the Basic Rent or Additional Rent, or any amendment which reduces the percentage of bondholders whose consent is required for any such amendment, change or modification, by an agreement in writing executed by Landlord and Tenant and consented to in writing by the holders of One Hundred percent (100%) of the aggregate principal amount of the Bonds then outstanding; and

          (c) With respect to all other amendments, changes, or modifications by an agreement in writing executed by Landlord and Tenant.

          At least Thirty (30) days prior to the execution of any agreement pursuant to (c) above, Landlord and Tenant shall furnish the Fiscal Agent and the original underwriter of the Bonds with a copy of the amendment, change or modification proposed to be made.

     SECTION 32.2   Granting of Easements.  If no event of default under this
                    ---------------------
Lease shall have happened and be continuing, the Tenant may, at any time or times, (a) grant easements, licenses and other rights or privileges in the nature of easements with respect to any property included in the Facility, free from any rights of Landlord or the Bondholders, or (b) release existing easements, licenses, rights-of-way and other rights or privileges, all with or without consideration and upon such terms arid conditions as the Tenant shall determine, and the Landlord agrees, to the extent that it may legally do so, that it will execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege or any such agreement or other arrangement, upon receipt by the Landlord of: (i) a copy of the instrument of grant or release or of the agreement or other arrangement, (ii) a written application signed by a partner of the Tenant requesting such instrument and (iii) a certificate executed by a partner of the Tenant stating (aa) that such grant or release is not detrimental to the proper conduct of the business of the Tenant, and (bb) that such grant or release will not impair the effective use or interfere with the efficient and economical operation of the Facility and will not materially adversely affect the security of the Bondholders. If the instrument of grant shall so provide, any such easement or right and the rights of such other parties thereunder shall be superior to the rights of the Landlord and the Bondholders and shall not be affected by any termination of this Lease or default on the part of the Tenant hereunder. If no event of default shall have happened and be continuing, any payments or other consideration received by the Tenant for any such grant or with respect to or under any such agreement or other arrangement shall be and remain the property of the Tenant, but, in the event of the termination of this

Lease or default of the Tenant, all rights then existing of the Tenant with respect to or under such grant shall inure to the benefit of and be exercisable by the Landlord.

     SECTION 32.3   Construction and Enforcement.  This Lease shall be construed
                    ----------------------------
and enforced in accordance with the laws of Kansas. Wherever in this Lease it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

     SECTION 32.4   Invalidity of Provisions of Lease.  If, for any reason, any
                    ---------------------------------
provision hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions hereof shall not be affected thereby.

     SECTION 32.5   Covenants Binding on Successors and Assigns.  The covenants,
                    -------------------------------------------
agreements and conditions herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 32.6   Paragraph Headings.  The paragraph headings shall not be
                    ------------------
treated as a part of this Lease or as affecting the true meaning of the provisions hereof. The reference to sections herein or in the Bond Ordinance shall be deemed to refer to the numbers preceding each paragraph.

     SECTION 32.7   Execution of Counterparts.  This Lease may be executed
                    -------------------------
simultaneously in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


                                        CITY OF NEWTON, KANSAS


                                        By: /s/ Fred Gonzalez
                                           ------------------------
Attest:                                         Mayor



  /s/ Allison Schroeder
- ------------------------
City Clerk

[Seal]
                                                     "LANDLORD"



                                        K&E LAND & LEASING
                                                 -



                                        /s/ Billy T. Everett
                                        ---------------------------
                                                Partner


                                        /s/ Jerry E. Kimmel
                                        ---------------------------
                                                Partner

                                               "TENANT"

                                ACKNOWLEDGMENTS
                                ---------------

STATE OF KANSAS     )
                    )ss:
COUNTY OF HARVEY    )


     BE IT REMEMBERED that on this, 17th day of April, 1980, before me, a notary
                                    ----        -----
public in and for said county and state, came Fred Gonzalez, Mayor of the City of Newton, Kansas, a municipal corporation duly authorized, incorporated and existing under and by virtue of the Constitution and laws of the State of Kansas, and Allison Schroeder, City Clerk of said City, who are personally known to me to be the same persons who executed, as such officers, the within instrument on behalf of said City, and such persons duly acknowledged the execution of the same to be the act and deed of said City.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.


                                                  /s/ Alice Jeanne Terrill
                                                  ------------------------------
                                                       Notary Public


[SEAL]

My Appointment Expires: Feb. 5th, 1982



STATE OF TEXAS
         ----------
                    ) ss:
COUNTY OF TARRANT   )
          ---------

     BE IT REMEMBERED that on this 17th day of April, 1980, before we, a notary
                                   ----        -----
public in and for said county and state, came Billy T. Everett, Partner of K&E
                                              ----------------
Land & Leasing, a partnership duly organized and existing under and by virtue of the laws of Texas, and Gerald E. Kimmel, Partner of said partnership, who are
                       ----------------
personally known to we to be such partners, and who are personally known to me to be the same persons who executed, as such partners, the within instrument on behalf of said partnership, and such persons duly acknowledged the execution of the same to be the act and deed of said partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.



                                                  /s/ Richard S. Tucker
                                                  ----------------------------
                                                            Notary Public

My Appointment Expires:                           RICHARD S. TUCKER, Notary
                                                  Public in and for Tarrant
                                                  County, Texas My Commission
                                                  Expires April 30 1981
                                                                -- ----

                                  SCHEDULE I

          SCHEDULE I TO ORDINANCE NO. 3473 OF THE CITY OF NEWTON, KANSAS, AND TO THE LEASE DATED APRIL 1, 1980, BY AND BETWEEN SAID CITY AND K&E LAND & LEASING, AUTHORIZED BY SAID ORDINANCE.


                           PROPERTY SUBJECT TO LEASE
                           -------------------------


          (a) The following described real estate located in Harvey County, Kansas, to wit:


          Lot 4, Block 5, a subdivision of Block 5, NEWTON INDUSTRIAL PARK ADDITION to the City of Newton, Harvey County, Kansas. Property commonly known as 915 So. Spencer Road.


said real property constituting the "Land" as referred to in said Lease.

          (b) All buildings, improvements, machinery and equipment now or hereafter constructed, located or installed on the Land pursuant to said Lease, constituting the "Improvements" as referred to in said Lease and said Ordinance, and more specifically described as follows:

          A 38,400 sq. ft. pre-stressed concrete building containing office and warehouse space, railroad spur and parking lot.


the property described in paragraphs (a) and (b) of this Schedule I together constituting the "Facility" as referred to in said Lease and said Ordinance.

                                  SCHEDULE II


                              Basic Rent Schedule
                              -------------------

          Payment Dates (inclusive)                     Amount
     ----------------------------------               ---------
     April 1, 1980, to March 1, 1981                  $4,614.58
     April 1, 1981, to March 1, 1982                   4,573.96
     April 1, 1982, to March 1, 1983                   4,950.00
     April 1, 1983, to March 1, 1984                   4,866.67
     April 1, 1984, to March 1, 1985                   4,783.33
     April 1, 1985, to March 1, 1986                   4,700.00
     April 1, 1986, to March 1, 1987                   5,031.25
     April 1, 1987, to March 1, 1988                   4,903.13
     April 1, 1988, to March 1, 1989                   4,775.00
     April 1, 1989, to March 1, 1990                   4,643.75
     April 1, 1990, to March 1, 1991                   4,512.50
     April 1, 1991, to March 1, 1992                   4,797.92
     April 1, 1992, to March 1, 1993                   4,206.25
     April 1, 1993. to March 1, 1994                   4,519.79
     April 1, 1994, to March 1, 1995                   4,798.96
     April 1, 1995, to March 1, 1996                   4,627.08
     April 1, 1996, to March 1, 1997                   4,871.88
     April 1, 1997, to March 1, 1998                   4,665.63
     April 1, 1998, to March 1, 1999                   4,459.38
     April 1, 1999, to March 1, 2000                   4,669.79
     April 1, 2000, to March 1, 2001                   4,845.83
     April 1, 2001, to March 1, 2002                   4,570.83
     April 1, 2002, to March 1, 2003                   4,712.50
     April 1, 2003, to March 1, 2004                   4,403.13
     April 1, 2004, to March 1, 2005                   4,510.42